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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported): August 1, 2005
                                                  --------------

                 Alfa International Holdings Corp.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


                   Alfa International Corp.
    ------------------------------------------------------
                  (Former Name of Registrant)


   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)


  350 Fifth Avenue, Suite 1103, New York, N.Y.            10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.


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Item 7.01 Regulation FD Disclosure

On August 3, 2005 Registrant issued a press release relating to Registrant's intention to proceed with its previously announced acquisition of Journey of Light, Inc. ("JOL"). Registrant's decision follows the signing of a Memorandum of Understanding ("MOU") between JOL and the Sultanate of Oman on August 1, 2005 for the construction of a tourism and residential real-estate development project in Oman (the "Project"). Execution of this MOU had been a condition precedent to the completion of the acquisition of JOL by Alfa. A copy of this press release is filed as an exhibit hereto.




Exhibits

Exhibit: 99.1        Press release dated August 3, 2005


                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 1, 2005

                              ALFA International Holdings Corp.
                              ---------------------------------
                                   (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer